Leases - Schedule of Components of Lease Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Jan. 01, 2022	Jan. 02, 2021
Operating lease cost:
Fixed lease cost	$ 33,227	$ 37,688	$ 48,674
Lease termination cost	2,726	8,542	6,109
Variable lease cost	27	21	(30)
Total operating lease cost	35,980	46,251	54,753
Finance lease cost:
Amortization of leased assets	112	151	192
Interest on lease liabilities	6	8	12
Total finance lease cost	118	159	204
Total lease cost	$ 36,098	$ 46,410	$ 54,957